Example Template : 77O



DWS Core Equity Fund

N-Sar October 1, 2013 - March 31,2014

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Veeva Systems, Inc.	US9224751084	10/15/2013
	$20.00	$234,810,000	2,153	0.03%
	MS, DB	MS
Crown Castle International Cor	228227104
	10/22/2013		$100.00
	$750,000,000	18,004	0.24%		DB,
JPM, MS, ML	ML
Commscope Holding Co., Inc.	20337X109
	10/25/2013		$15.00	$807,692,300
	1,191,232	2.21%		JPM, DB, ML
	ML
Hilton Worldwide Holdings, Inc.	US43300A1043
	12/12/2013		$20.00	$2,256,410,000
	104,731	0.09%		DB, GS, BAC,
MS	GS




DWS SMALL CAP GROWTH FUND

N-Sar October 1, 2013 - March 31,2014

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Veeva Systems, Inc.	US9224751084	10/15/2013
	$20	$234,810,000	191	0.00%
	MS, DB	MS
Paylocity Holdings Corp	70438v106	3/18/2014
	$17.00	$100,050,000	6,181	0.10%
	DB, BAC, BLAIR, ML	ML
Trinet Group Inc.	896288107	3/27/2014
	$16.00	$255,000,000	7,335	0.05%
	JPM, MS ,DB	JPM




DWS MID CAP GROWTH FUND

N-Sar October 1, 2013 - March 31,2014

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Veeva Systems, Inc.	US9224751084	10/15/2013
	$20.00	$234,810,000	637	0.01%
	MS, DB	MS
Twitter, Inc.	90184L102	11/7/2013
	$26.00	$1,750,000,000	4,333	0.01%
	GS, MS, JPM, BAC, DB	GS
Hilton Worldwide Holdings	US43300A1043
	12/12/2013		$20.00	$2,200,000,000
	17,899	0.02%		DB, GS, BAC, MS
	GS





DWS CAPITAL GROWTH FUND

N-Sar October 1, 2013 - March 31,2014

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Veeva Systems, Inc.	US9224751084	10/15/2013
	$20.00	$234,810,000	1,056	0.02%
	MS, DB	MS
Crown Castle International	228227104
	10/22/2013		$100.00
	$750,000,000	8,820	0.12%		DB,
JPM, MS, ML	ML
Guidewire Software	US40171V1008	10/23/2013
	$48.75	$321,000,000	46,615	0.71%
	JPM, DB	JPM
Twitter, Inc.	US90184L1026	11/7/2013
	$26.00	$1,400,000,000	10,914	0.02%
	DB,GS	GS
Hilton Worldwide Holdings	US43300A1043
	12/12/2013		$20.00	$2,256,410,000
	51,051	0.05%		DB, GS, BAC, MS
	GS